UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05262

MFS SERIES TRUST VIII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2016

MFS® GLOBAL GROWTH FUND

WGF-ANN

MFS® GLOBAL GROWTH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in the U.S. presidential election, most markets proved resilient in the wake of these events. U.S. shares quickly reversed post-Brexit declines and rallied to record highs during August. Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. Low interest rates continue to benefit risky assets such as equities, as investors are forced to accept greater risks in search of satisfactory returns in a low-return environment. U.S. investment-grade and high-yield bonds have benefited from low, and even negative, yields overseas.

Emblematic of the sluggish global growth environment is a pronounced slowdown in the growth of global trade. Despite the slowdown, emerging market equities have held up well, withstanding geopolitical shocks such as an attempted coup in Turkey and the impeachment and removal of the president of Brazil. The U.S. Federal Reserve’s go-slow approach to rate hikes and economic stimulus abroad have helped support markets.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

December 15, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	3.5%
Accenture PLC, “A”	2.7%
Thermo Fisher Scientific, Inc.	2.3%
LVMH Moet Hennessy Louis Vuitton S.A.	2.2%
Visa, Inc., “A”	2.1%
Nestle S.A.	2.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.9%
NIKE, Inc., “B”	1.9%
Abbott Laboratories	1.9%
Cognizant Technology Solutions Corp., “A”	1.8%

Equity sectors
Consumer Staples	16.3%
Health Care	13.1%
Retailing	12.7%
Technology	11.9%
Special Products & Services	11.7%
Financial Services	8.9%
Industrial Goods & Services	7.6%
Basic Materials	6.9%
Leisure	5.5%
Transportation	1.6%
Autos & Housing	1.3%
Energy	0.8%

Issuer country weightings (x)
United States	60.2%
United Kingdom	9.1%
France	7.3%
Switzerland	6.2%
China	2.0%
Taiwan	1.9%
Japan	1.9%
South Korea	1.9%
Brazil	1.9%
Other Countries	7.6%

Currency exposure weightings (y)
United States Dollar	61.0%
British Pound Sterling	9.8%
Euro	9.4%
Swiss Franc	6.2%
Taiwan Dollar	1.9%
Japanese Yen	1.9%
South Korean Won	1.9%
Brazilian Real	1.9%
Indian Rupee	1.7%
Other Currencies	4.3%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 10/31/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2016, Class A shares of the MFS Global Growth Fund (“fund”) provided a total return of 1.91%, at net asset value. This compares with a return of 1.10% for the fund’s benchmark, the MSCI All Country World Growth Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. During the second half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge.

During much of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. Headwinds eased somewhat at the end of the period as stabilizing oil prices pushed energy earnings higher relative to expectations. The sharp rise in the US dollar also weighed on earnings early in the period, though the dollar largely stabilized late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and low gasoline prices. Demand for autos reached near-record territory before plateauing late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Contributors to Performance

Favorable stock selection in the health care sector was a primary factor that benefited performance relative to the MSCI All Country World Growth Index. Within this sector, an overweight position in medical device manufacturer Cooper Companies boosted relative returns. Shares of Cooper Companies rose during the reporting period as earnings surpassed market expectations on robust sales growth that led management to raise its outlook for the year.

A combination of strong stock selection and, to a lesser extent, an underweight position within the financial services sector also contributed to relative performance. The fund’s overweight position in shares of financial services company Credicorp (Peru)

4

Management Review – continued

aided relative results as the company’s results beat market expectations owing to strong earnings growth and lower-than-anticipated provision expenses that shrunk considerably during the period.

Stock selection in the technology sector further lifted relative performance. Overweight positions in semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), internet search engine and online computer games provider NAVER (South Korea) and semiconductor company Texas Instruments helped relative results. Shares of Taiwan Semiconductor Manufacturing buoyed relative returns as earnings were better than expected, with management guiding for stronger sales momentum. The company’s 4G subsidy in China, as well as migration to 4G technologies in other emerging markets drove the growth.

Elsewhere, overweight positions in retail services provider Lojas Renner (Brazil), precision instruments manufacturer Mettler-Toledo International, foods producer M. Dias Branco (h) (Brazil) and management consulting firm Accenture all helped relative performance. The timing of the fund’s ownership in shares of drug store operator Sundrug (Japan) further supported relative performance.

Detractors from Performance

Stock selection in the leisure sector weighed on relative performance. The fund’s overweight positions in hotel and restaurant operator Whitbread (United Kingdom) and global media company 21st Century Fox detracted from relative performance. Shares of Whitbread declined late in the reporting period as the United Kingdom announced that it would be leaving the European Union which negatively impacted market sentiment in the hotel and leisure sectors.

In other sectors, the fund’s overweight positions in IT company Cognizant Technology, athletic shoes and apparel manufacturer Nike, paint and coating manufacturer Sherwin-Williams, wealth management firm Julius Baer Holding (Switzerland) and diversified industrial manufacturer Rolls-Royce (United Kingdom) all hurt relative performance. Shares of Cognizant Technology declined after news broke that the company had replaced its president and launched an internal investigation on whether internal transfer payments to India had violated the US Foreign Corrupt Practices Act. In addition, the company lowered its guidance, citing macro-economic uncertainties in the US and post-Brexit weakness. Additionally, not owning shares of internet retailer Amazon.com, social networking service provider Facebook and internet gaming company Tencent Holdings (China) weakened relative results.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, hurt relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

David Antonelli	Jeffrey Constantino
Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.

5

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 10/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 10/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	11/18/93	1.91%	8.29%	4.94%	N/A
B	11/18/93	1.13%	7.47%	4.16%	N/A
C	1/03/94	1.15%	7.48%	4.16%	N/A
I	1/02/97	2.14%	8.55%	5.20%	N/A
R1	4/01/05	1.15%	7.47%	4.14%	N/A
R2	10/31/03	1.66%	8.02%	4.62%	N/A
R3	4/01/05	1.91%	8.28%	4.92%	N/A
R4	4/01/05	2.16%	8.56%	5.19%	N/A
R6 (formerly Class R5)	3/01/13	2.22%	N/A	N/A	6.60%
Comparative benchmark
MSCI All Country World Growth Index (f)		1.10%	9.15%	5.29%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(3.95)%	7.01%	4.32%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.66)%	7.17%	4.16%	N/A
C With CDSC (1% for 12 months) (v)		0.20%	7.48%	4.16%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

8

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2016 through October 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/16	Ending Account Value 10/31/16	Expenses Paid During Period (p) 5/01/16-10/31/16
A	Actual	1.42%	$1,000.00	$1,019.21	$7.21
	Hypothetical (h)	1.42%	$1,000.00	$1,018.00	$7.20
B	Actual	2.17%	$1,000.00	$1,015.31	$10.99
	Hypothetical (h)	2.17%	$1,000.00	$1,014.23	$10.99
C	Actual	2.17%	$1,000.00	$1,015.49	$10.99
	Hypothetical (h)	2.17%	$1,000.00	$1,014.23	$10.99
I	Actual	1.17%	$1,000.00	$1,020.30	$5.94
	Hypothetical (h)	1.17%	$1,000.00	$1,019.25	$5.94
R1	Actual	2.18%	$1,000.00	$1,015.16	$11.04
	Hypothetical (h)	2.18%	$1,000.00	$1,014.18	$11.04
R2	Actual	1.68%	$1,000.00	$1,017.83	$8.52
	Hypothetical (h)	1.68%	$1,000.00	$1,016.69	$8.52
R3	Actual	1.43%	$1,000.00	$1,018.99	$7.26
	Hypothetical (h)	1.43%	$1,000.00	$1,017.95	$7.25
R4	Actual	1.18%	$1,000.00	$1,020.74	$5.99
	Hypothetical (h)	1.18%	$1,000.00	$1,019.20	$5.99
R6 (formerly Class R5)	Actual	1.11%	$1,000.00	$1,020.61	$5.64
	Hypothetical (h)	1.11%	$1,000.00	$1,019.56	$5.63

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.39%, $7.06, and $7.05 for Class A, 2.15%, $10.89, and $10.89 for Class B, 2.15%, $10.89, and $10.89 for Class C, 1.15%, $5.84, and $5.84 for Class I, 2.15%, $10.89, and $10.89 for Class R1, 1.65%, $8.37, and $8.36 for Class R2, 1.40%, $7.11, and $7.10 for Class R3, 1.15%, $5.84, and $5.84 for Class R4, and 1.08%, $5.49, and $5.48 for Class R6 (formerly Class R5), respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

11

PORTFOLIO OF INVESTMENTS

10/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.3%
Issuer	Shares/Par	Value ($)
Aerospace - 2.0%
Rolls-Royce Holdings PLC	250,768	$2,229,920
United Technologies Corp.	21,353	2,182,277

		$4,412,197
Airlines - 0.5%
Aena S.A.	7,838	$1,150,807

Alcoholic Beverages - 4.7%
AmBev S.A., ADR	449,400	$2,651,460
Carlsberg Group	22,518	2,030,535
Diageo PLC	82,942	2,212,650
Pernod Ricard S.A.	30,978	3,684,561

		$10,579,206
Apparel Manufacturers - 6.7%
Burberry Group PLC	109,519	$1,977,256
Compagnie Financiere Richemont S.A.	12,885	828,791
LVMH Moet Hennessy Louis Vuitton S.A.	27,631	5,021,451
NIKE, Inc., “B”	85,686	4,299,723
Samsonite International S.A.	412,500	1,297,780
VF Corp.	29,906	1,621,204

		$15,046,205
Broadcasting - 2.3%
Time Warner, Inc.	14,246	$1,267,752
Twenty-First Century Fox, Inc.	117,972	3,099,124
Walt Disney Co.	9,625	892,141

		$5,259,017
Brokerage & Asset Managers - 1.6%
Blackstone Group LP	75,579	$1,891,742
Charles Schwab Corp.	50,922	1,614,227

		$3,505,969
Business Services - 11.7%
Accenture PLC, “A”	53,080	$6,170,019
Brenntag AG	22,864	1,222,194
Cognizant Technology Solutions Corp., “A” (a)	77,478	3,978,495
Compass Group PLC	104,361	1,891,798
Equifax, Inc.	19,513	2,419,027

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Experian Group Ltd.	148,002	$2,849,559
Fidelity National Information Services, Inc.	41,673	3,080,468
Fiserv, Inc. (a)	19,452	1,915,633
Intertek Group PLC	66,174	2,768,477

		$26,295,670
Chemicals - 2.6%
LyondellBasell Industries N.V., “A”	9,156	$728,360
Monsanto Co.	30,285	3,051,819
PPG Industries, Inc.	23,034	2,145,156

		$5,925,335
Computer Software - 0.4%
Dassault Systemes S.A.	12,576	$995,915

Computer Software - Systems - 1.0%
Apple, Inc.	20,843	$2,366,514

Construction - 1.3%
Sherwin-Williams Co.	12,211	$2,989,985

Consumer Products - 6.3%
Colgate-Palmolive Co.	37,404	$2,669,149
Coty, Inc., “A”	76,505	1,758,850
Estee Lauder Cos., Inc., “A”	23,952	2,086,938
Hengan International Group Co. Ltd.	129,500	1,031,084
Kose Corp.	27,600	2,523,925
L’Oréal S.A.	15,278	2,734,581
Reckitt Benckiser Group PLC	16,415	1,469,325

		$14,273,852
Electrical Equipment - 3.8%
Amphenol Corp.	35,984	$2,372,425
Fortive Corp.	13,842	706,634
Mettler-Toledo International, Inc. (a)	7,404	2,991,808
Schneider Electric S.A.	11,762	789,424
W.W. Grainger, Inc.	8,618	1,793,578

		$8,653,869
Electronics - 4.3%
Samsung Electronics Co. Ltd.	1,312	$1,879,282
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	140,952	4,383,607
Texas Instruments, Inc.	49,237	3,488,441

		$9,751,330

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 5.3%
Chr. Hansen Holding A.S.	10,697	$640,639
Danone S.A.	47,294	3,274,924
Mead Johnson Nutrition Co., “A”	47,541	3,554,641
Nestle S.A.	62,042	4,498,523

		$11,968,727
Food & Drug Stores - 2.0%
CVS Health Corp.	33,018	$2,776,814
Sundrug Co. Ltd.	22,000	1,734,910

		$4,511,724
Gaming & Lodging - 0.7%
Paddy Power Betfair PLC	15,455	$1,602,263

General Merchandise - 1.2%
Dollarama, Inc.	16,064	$1,200,399
Lojas Renner S.A.	187,195	1,583,416

		$2,783,815
Insurance - 1.1%
Aon PLC	22,060	$2,444,910

Internet - 6.1%
Alibaba Group Holding Ltd., ADR (a)	23,882	$2,428,561
Alphabet, Inc., “A” (a)	9,788	7,927,301
Baidu, Inc., ADR (a)	5,405	955,928
Naver Corp.	3,162	2,368,218

		$13,680,008
Machinery & Tools - 1.8%
Colfax Corp. (a)	54,768	$1,741,075
Fastenal Co.	27,616	1,076,472
Schindler Holding AG	7,087	1,317,063

		$4,134,610
Medical & Health Technology & Services - 0.7%
Express Scripts Holding Co. (a)	22,569	$1,521,151

Medical Equipment - 8.6%
Abbott Laboratories	108,470	$4,256,363
Cooper Cos., Inc.	10,458	1,841,026
Danaher Corp.	22,588	1,774,287
Dentsply Sirona, Inc.	19,929	1,147,313
Sonova Holding AG	12,187	1,634,293
Thermo Fisher Scientific, Inc.	35,083	5,158,253

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - continued
Waters Corp. (a)	11,588	$1,612,354
Zimmer Biomet Holdings, Inc.	17,924	1,889,190

		$19,313,079
Oil Services - 0.8%
Schlumberger Ltd.	22,458	$1,756,889

Other Banks & Diversified Financials - 6.2%
Credicorp Ltd.	11,367	$1,690,046
HDFC Bank Ltd.	170,315	3,818,581
Julius Baer Group Ltd.	47,157	1,911,442
Mastercard, Inc., “A”	18,385	1,967,563
Visa, Inc., “A”	56,352	4,649,604

		$14,037,236
Pharmaceuticals - 3.9%
Eli Lilly & Co.	38,843	$2,868,167
Roche Holding AG	16,509	3,795,460
Zoetis, Inc.	42,269	2,020,458

		$8,684,085
Printing & Publishing - 1.3%
Moody’s Corp.	28,622	$2,877,083

Railroad & Shipping - 1.1%
Union Pacific Corp.	28,394	$2,503,783

Restaurants - 1.2%
Whitbread PLC	59,590	$2,636,714

Specialty Chemicals - 4.3%
Croda International PLC	59,765	$2,558,870
Ecolab, Inc.	32,521	3,712,923
Linde AG	5,741	947,218
Praxair, Inc.	7,866	920,794
Symrise AG	21,403	1,468,681

		$9,608,486
Specialty Stores - 2.8%
AutoZone, Inc. (a)	4,725	$3,506,706
TJX Cos., Inc.	38,490	2,838,638

		$6,345,344
Total Common Stocks (Identified Cost, $175,711,383)		$221,615,778

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Preferred Stocks - 0.0%
Aerospace - 0.0%
Rolls-Royce Holdings PLC, “C” (a) (Identified Cost, $14,130)	11,535,328	$14,119

Money Market Funds - 0.9%
MFS Institutional Money Market Portfolio, 0.44% (v) (Identified Cost, $2,151,745)	2,151,745	$2,151,745
Total Investments (Identified Cost, $177,877,258)		$223,781,642

Other Assets, Less Liabilities - 0.8%		1,753,716
Net Assets - 100.0%		$225,535,358

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $175,725,513)	$221,629,897
Underlying affiliated funds, at value (identified cost, $2,151,745)	2,151,745
Total investments, at value (identified cost, $177,877,258)	$223,781,642
Cash	1,148,972
Receivables for
Investments sold	1,298,934
Fund shares sold	748,887
Interest and dividends	336,763
Total assets	$227,315,198
Liabilities
Payables for
Investments purchased	$1,150,493
Fund shares reacquired	427,179
Payable to affiliates
Investment adviser	9,203
Shareholder servicing costs	77,242
Distribution and service fees	5,755
Payable for independent Trustees’ compensation	5,405
Accrued expenses and other liabilities	104,563
Total liabilities	$1,779,840
Net assets	$225,535,358
Net assets consist of
Paid-in capital	$176,249,469
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	45,894,638
Accumulated net realized gain (loss) on investments and foreign currency	3,177,491
Undistributed net investment income	213,760
Net assets	$225,535,358
Shares of beneficial interest outstanding	6,919,202

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$173,456,362	5,273,503	$32.89
Class B	4,822,514	165,242	29.18
Class C	13,109,215	454,374	28.85
Class I	18,069,584	536,447	33.68
Class R1	800,663	27,807	28.79
Class R2	2,796,930	87,488	31.97
Class R3	4,070,033	124,343	32.73
Class R4	506,267	15,358	32.96
Class R6 (formerly Class R5)	7,903,790	234,640	33.68

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $34.90 [100 / 94.25 x $32.89]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$3,582,664
Interest	21,338
Dividends from underlying affiliated funds	8,357
Foreign taxes withheld	(156,475)
Total investment income	$3,455,884
Expenses
Management fee	$1,953,551
Distribution and service fees	654,274
Shareholder servicing costs	317,457
Administrative services fee	43,365
Independent Trustees’ compensation	11,116
Custodian fee	59,560
Shareholder communications	24,064
Audit and tax fees	71,445
Legal fees	2,388
Miscellaneous	146,571
Total expenses	$3,283,791
Fees paid indirectly	(13)
Reduction of expenses by investment adviser and distributor	(63,259)
Net expenses	$3,220,519
Net investment income	$235,365
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$3,492,829
Underlying affiliated funds	(58)
Foreign currency	(15,689)
Net realized gain (loss) on investments and foreign currency	$3,477,082
Change in unrealized appreciation (depreciation)
Investments	$(308,400)
Translation of assets and liabilities in foreign currencies	(290)
Net unrealized gain (loss) on investments and foreign currency translation	$(308,690)
Net realized and unrealized gain (loss) on investments and foreign currency	$3,168,392
Change in net assets from operations	$3,403,757

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2016	2015
Change in net assets
From operations
Net investment income	$235,365	$597,609
Net realized gain (loss) on investments and foreign currency	3,477,082	12,923,400
Net unrealized gain (loss) on investments and foreign currency translation	(308,690)	(5,022,286)
Change in net assets from operations	$3,403,757	$8,498,723
Distributions declared to shareholders
From net investment income	$(600,028)	$(624,033)
From net realized gain on investments	(11,770,061)	(9,041,051)
Total distributions declared to shareholders	$(12,370,089)	$(9,665,084)
Change in net assets from fund share transactions	$10,970,087	$(2,803,096)
Total change in net assets	$2,003,755	$(3,969,457)
Net assets
At beginning of period	223,531,603	227,501,060
At end of period (including undistributed net investment income of $213,760 and $594,112, respectively)	$225,535,358	$223,531,603

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$34.24	$34.44	$33.89	$27.45	$25.50
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.11	$0.12	$0.10	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	0.49	1.16	1.57	6.41	1.93
Total from investment operations	$0.54	$1.27	$1.69	$6.51	$2.02
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.10)	$(0.09)	$(0.07)	$(0.07)
From net realized gain on investments	(1.79)	(1.37)	(1.05)	—	—
Total distributions declared to shareholders	$(1.89)	$(1.47)	$(1.14)	$(0.07)	$(0.07)
Net asset value, end of period (x)	$32.89	$34.24	$34.44	$33.89	$27.45
Total return (%) (r)(s)(t)(x)	1.91	3.92	5.21	23.77	7.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.45	1.45	1.49	1.53
Expenses after expense reductions (f)	1.43	1.44	1.44	1.49	1.53
Net investment income	0.16	0.32	0.35	0.33	0.33
Portfolio turnover	28	26	27	31	37
Net assets at end of period (000 omitted)	$173,456	$181,489	$185,254	$186,818	$159,905

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$30.72	$31.18	$30.92	$25.18	$23.49
Income (loss) from investment operations
Net investment loss (d)	$(0.17)	$(0.13)	$(0.13)	$(0.12)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	0.42	1.04	1.44	5.86	1.79
Total from investment operations	$0.25	$0.91	$1.31	$5.74	$1.69
Less distributions declared to shareholders
From net realized gain on investments	$(1.79)	$(1.37)	$(1.05)	$—	$—
Net asset value, end of period (x)	$29.18	$30.72	$31.18	$30.92	$25.18
Total return (%) (r)(s)(t)(x)	1.13	3.12	4.44	22.80	7.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	2.20	2.20	2.24	2.28
Expenses after expense reductions (f)	2.19	2.19	2.19	2.24	2.28
Net investment loss	(0.60)	(0.43)	(0.41)	(0.42)	(0.43)
Portfolio turnover	28	26	27	31	37
Net assets at end of period (000 omitted)	$4,823	$6,036	$6,903	$8,165	$7,966

Class C	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$30.39	$30.86	$30.62	$24.93	$23.25
Income (loss) from investment operations
Net investment loss (d)	$(0.17)	$(0.13)	$(0.13)	$(0.12)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	0.42	1.03	1.42	5.81	1.78
Total from investment operations	$0.25	$0.90	$1.29	$5.69	$1.68
Less distributions declared to shareholders
From net realized gain on investments	$(1.79)	$(1.37)	$(1.05)	$—	$—
Net asset value, end of period (x)	$28.85	$30.39	$30.86	$30.62	$24.93
Total return (%) (r)(s)(t)(x)	1.15	3.12	4.42	22.82	7.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	2.20	2.20	2.24	2.28
Expenses after expense reductions (f)	2.19	2.19	2.19	2.24	2.28
Net investment loss	(0.59)	(0.43)	(0.41)	(0.43)	(0.42)
Portfolio turnover	28	26	27	31	37
Net assets at end of period (000 omitted)	$13,109	$13,988	$13,431	$13,433	$11,304

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$34.99	$35.18	$34.59	$28.02	$26.03
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.22	$0.20	$0.18	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	1.15	1.61	6.53	1.97
Total from investment operations	$0.63	$1.37	$1.81	$6.71	$2.13
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.19)	$(0.17)	$(0.14)	$(0.14)
From net realized gain on investments	(1.79)	(1.37)	(1.05)	—	—
Total distributions declared to shareholders	$(1.94)	$(1.56)	$(1.22)	$(0.14)	$(0.14)
Net asset value, end of period (x)	$33.68	$34.99	$35.18	$34.59	$28.02
Total return (%) (r)(s)(x)	2.17	4.13	5.47	24.05	8.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.20	1.20	1.24	1.28
Expenses after expense reductions (f)	1.18	1.20	1.20	1.24	1.28
Net investment income	0.30	0.61	0.59	0.56	0.58
Portfolio turnover	28	26	27	31	37
Net assets at end of period (000 omitted)	$18,070	$5,920	$13,174	$11,511	$7,513

Class R1	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$30.33	$30.80	$30.57	$24.88	$23.22
Income (loss) from investment operations
Net investment loss (d)	$(0.17)	$(0.14)	$(0.14)	$(0.12)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	0.42	1.04	1.42	5.81	1.75
Total from investment operations	$0.25	$0.90	$1.28	$5.69	$1.66
Less distributions declared to shareholders
From net realized gain on investments	$(1.79)	$(1.37)	$(1.05)	$—	$—
Net asset value, end of period (x)	$28.79	$30.33	$30.80	$30.57	$24.88
Total return (%) (r)(s)(x)	1.15	3.13	4.39	22.87	7.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	2.20	2.20	2.24	2.28
Expenses after expense reductions (f)	2.19	2.20	2.20	2.24	2.28
Net investment loss	(0.59)	(0.45)	(0.44)	(0.42)	(0.39)
Portfolio turnover	28	26	27	31	37
Net assets at end of period (000 omitted)	$801	$784	$687	$867	$763

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 10/31
	2016	2015		2014		2013	2012
Net asset value, beginning of period	$33.33	$33.55		$33.04		$26.76	$24.84
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$0.02		$0.03		$0.03	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	0.48	1.13		1.53		6.25	1.90
Total from investment operations	$0.45	$1.15		$1.56		$6.28	$1.92
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.00	)(w)	$(0.00	)(w)	$—	$—
From net realized gain on investments	(1.79)	(1.37)		(1.05)		—	—
Total distributions declared to shareholders	$(1.81)	$(1.37)		$(1.05)		$—	$—
Net asset value, end of period (x)	$31.97	$33.33		$33.55		$33.04	$26.76
Total return (%) (r)(s)(x)	1.66	3.65		4.94		23.47	7.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.70		1.70		1.74	1.78
Expenses after expense reductions (f)	1.69	1.70		1.70		1.74	1.78
Net investment income (loss)	(0.10)	0.06		0.10		0.08	0.09
Portfolio turnover	28	26		27		31	37
Net assets at end of period (000 omitted)	$2,797	$3,083		$3,050		$3,372	$3,250

Class R3	Years ended 10/31
	2016	2015		2014		2013	2012
Net asset value, beginning of period	$34.08	$34.29		$33.75		$27.35	$25.41
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.11		$0.12		$0.10	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	0.49	1.15		1.56		6.38	1.93
Total from investment operations	$0.54	$1.26		$1.68		$6.48	$2.02
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.10)		$(0.09)		$(0.08)	$(0.08)
From net realized gain on investments	(1.79)	(1.37)		(1.05)		—	—
Total distributions declared to shareholders	$(1.89)	$(1.47)		$(1.14)		$(0.08)	$(0.08)
Net asset value, end of period (x)	$32.73	$34.08		$34.29		$33.75	$27.35
Total return (%) (r)(s)(x)	1.91	3.90		5.21		23.74	8.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.45		1.45		1.49	1.53
Expenses after expense reductions (f)	1.44	1.45		1.44		1.49	1.53
Net investment income	0.16	0.31		0.34		0.32	0.32
Portfolio turnover	28	26		27		31	37
Net assets at end of period (000 omitted)	$4,070	$3,664		$4,002		$3,419	$2,942

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$34.32	$34.52	$33.97	$27.52	$25.57
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.20	$0.21	$0.12	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	0.48	1.16	1.56	6.47	1.95
Total from investment operations	$0.61	$1.36	$1.77	$6.59	$2.09
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.19)	$(0.17)	$(0.14)	$(0.14)
From net realized gain on investments	(1.79)	(1.37)	(1.05)	—	—
Total distributions declared to shareholders	$(1.97)	$(1.56)	$(1.22)	$(0.14)	$(0.14)
Net asset value, end of period (x)	$32.96	$34.32	$34.52	$33.97	$27.52
Total return (%) (r)(s)(x)	2.13	4.18	5.47	24.05	8.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.20	1.20	1.25	1.28
Expenses after expense reductions (f)	1.20	1.20	1.19	1.25	1.28
Net investment income	0.41	0.58	0.62	0.39	0.51
Portfolio turnover	28	26	27	31	37
Net assets at end of period (000 omitted)	$506	$703	$881	$942	$292

Class R6 (formerly Class R5)	Years ended 10/31			Period ended 10/31/13 (i)
	2016	2015	2014
Net asset value, beginning of period	$35.03	$35.20	$34.61	$30.79
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.05	$0.23	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	0.49	1.36	1.60	3.67	(g)
Total from investment operations	$0.65	$1.41	$1.83	$3.82
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.21)	$(0.19)	$—
From net realized gain on investments	(1.79)	(1.37)	(1.05)	—
Total distributions declared to shareholders	$(2.00)	$(1.58)	$(1.24)	$—
Net asset value, end of period (x)	$33.68	$35.03	$35.20	$34.61
Total return (%) (r)(s)(x)	2.22	4.27	5.52	12.41	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.11	1.13	1.15	(a)
Expenses after expense reductions (f)	1.12	1.11	1.12	1.15	(a)
Net investment income	0.48	0.14	0.66	0.68	(a)
Portfolio turnover	28	26	27	31
Net assets at end of period (000 omitted)	$7,904	$7,864	$119	$112

See Notes to Financial Statements

25

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, March 1, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Growth Fund (the fund) is a diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet

27

Notes to Financial Statements – continued

offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from

28

Notes to Financial Statements – continued

quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$131,925,247	$—	$—	$131,925,247
United Kingdom	20,594,569	14,119	—	20,608,688
France	16,500,856	—	—	16,500,856
Switzerland	13,985,572	—	—	13,985,572
China	4,415,573	—	—	4,415,573
Taiwan	4,383,607	—	—	4,383,607
Japan	4,258,835	—	—	4,258,835
South Korea	4,247,500	—	—	4,247,500
Brazil	4,234,876	—	—	4,234,876
Other Countries	17,069,143	—	—	17,069,143
Mutual Funds	2,151,745	—	—	2,151,745
Total Investments	$223,767,523	$14,119	$—	$223,781,642

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $12,129,856 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable

29

Notes to Financial Statements – continued

to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2016, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

30

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/16	10/31/15
Ordinary income (including any short-term capital gains)	$600,028	$1,403,037
Long-term capital gains	11,770,061	8,262,047
Total distributions	$12,370,089	$9,665,084

31

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/16
Cost of investments	$178,296,221
Gross appreciation	51,912,997
Gross depreciation	(6,427,576)
Net unrealized appreciation (depreciation)	$45,485,421
Undistributed ordinary income	244,053
Undistributed long-term capital gain	3,570,255
Other temporary differences	(13,840)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/16	Year ended 10/31/15	Year ended 10/31/16	Year ended 10/31/15
Class A	$510,478	$536,958	$9,443,484	$7,287,344
Class B	—	—	350,542	297,098
Class C	—	—	814,360	594,305
Class I	26,849	70,232	312,111	511,625
Class R1	—	—	46,324	30,684
Class R2	1,461	260	166,900	125,979
Class R3	10,284	11,231	194,711	155,396
Class R4	3,618	4,640	36,923	34,013
Class R6 (formerly Class R5)	47,338	712	404,706	4,607
Total	$600,028	$624,033	$11,770,061	$9,041,051

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

32

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2016, this management fee reduction amounted to $15,493, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2016 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

Effective August 1, 2016, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6 (formerly Class R5)
1.40%	2.15%	2.15%	1.15%	2.15%	1.65%	1.40%	1.15%	1.08%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2018. For the period August 1, 2016 to October 31, 2016, this reduction amounted to $31,902, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $49,932 for the year ended October 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$435,720
Class B	0.75%	0.25%	1.00%	1.00%	52,902
Class C	0.75%	0.25%	1.00%	1.00%	133,238
Class R1	0.75%	0.25%	1.00%	1.00%	7,935
Class R2	0.25%	0.25%	0.50%	0.50%	14,584
Class R3	—	0.25%	0.25%	0.25%	9,895
Total Distribution and Service Fees					$654,274

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

33

Notes to Financial Statements – continued

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2016, this rebate amounted to $15,259, $161, and $444 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2016, were as follows:

Amount
Class A	$730
Class B	5,685
Class C	975

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2016, the fee was $92,883, which equated to 0.0428% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $224,574.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2016 was equivalent to an annual effective rate of 0.0200% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent

34

Notes to Financial Statements – continued

Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $774 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $4,095 at October 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2016, the fee paid by the fund under this agreement was $476 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended October 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $492,724 and $167,719, respectively. The sales transactions resulted in net realized gains (losses) of $(127,541).

(4) Portfolio Securities

For the year ended October 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $59,620,550 and $61,882,268, respectively.

35

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/16		Year ended 10/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	501,769	$16,284,753	406,199	$13,878,473
Class B	17,881	513,335	21,568	665,602
Class C	47,399	1,345,144	57,743	1,739,758
Class I	437,823	14,997,593	49,452	1,728,599
Class R1	1,608	45,389	6,149	178,271
Class R2	10,494	325,888	12,497	418,645
Class R3	22,738	719,948	6,308	214,972
Class R4	2,086	66,723	4,608	159,353
Class R6 (formerly Class R5)	29,618	961,756	223,886	7,326,143
	1,071,416	$35,260,529	788,410	$26,309,816

Shares issued to shareholders in reinvestment of distributions
Class A	299,305	$9,290,432	224,906	$7,293,708
Class B	12,306	341,113	9,849	288,472
Class C	24,175	662,404	16,377	474,448
Class I	8,472	268,744	15,761	521,363
Class R1	1,694	46,324	1,061	30,684
Class R2	5,342	161,477	3,990	126,239
Class R3	6,636	204,995	5,162	166,627
Class R4	1,306	40,540	1,192	38,653
Class R6 (formerly Class R5)	96	3,035	161	5,319
	359,332	$11,019,064	278,459	$8,945,513

Shares reacquired
Class A	(828,207)	$(26,691,774)	(709,307)	$(24,121,409)
Class B	(61,446)	(1,748,311)	(56,319)	(1,733,170)
Class C	(77,481)	(2,210,886)	(49,084)	(1,504,841)
Class I	(79,023)	(2,629,654)	(270,524)	(8,955,179)
Class R1	(1,341)	(39,331)	(3,672)	(108,549)
Class R2	(20,837)	(656,493)	(14,903)	(489,868)
Class R3	(12,532)	(414,631)	(20,681)	(694,546)
Class R4	(8,512)	(273,662)	(10,838)	(355,280)
Class R6 (formerly Class R5)	(19,567)	(644,764)	(2,924)	(95,583)
	(1,108,946)	$(35,309,506)	(1,138,252)	$(38,058,425)

36

Notes to Financial Statements – continued

	Year ended 10/31/16		Year ended 10/31/15
	Shares	Amount	Shares	Amount
Net change
Class A	(27,133)	$(1,116,589)	(78,202)	$(2,949,228)
Class B	(31,259)	(893,863)	(24,902)	(779,096)
Class C	(5,907)	(203,338)	25,036	709,365
Class I	367,272	12,636,683	(205,311)	(6,705,217)
Class R1	1,961	52,382	3,538	100,406
Class R2	(5,001)	(169,128)	1,584	55,016
Class R3	16,842	510,312	(9,211)	(312,947)
Class R4	(5,120)	(166,399)	(5,038)	(157,274)
Class R6 (formerly Class R5)	10,147	320,027	221,123	7,235,879
	321,802	$10,970,087	(71,383)	$(2,803,096)

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2016, the fund’s commitment fee and interest expense were $1,158 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,947,182	34,504,445	(35,299,882)	2,151,745

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(58)	$—	$8,357	$2,151,745

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VIII and the Shareholders of

MFS Global Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Growth Fund (one of the series of MFS Series Trust VIII) (the “Fund”) as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Growth Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2016

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 75)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

42

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 1, 2016, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
David Antonelli Jeffrey Constantino

43

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

44

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by

45

Board Review of Investment Advisory Agreement – continued

Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median, and that MFS has agreed to implement an expense limitation for the Fund, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

46

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

47

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

48

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $13,101,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

49

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

51

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

October 31, 2016

MFS® STRATEGIC INCOME FUND

MFO-ANN

MFS® STRATEGIC INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in the U.S. presidential election, most markets proved resilient in the wake of these events. U.S. shares quickly reversed post-Brexit declines and rallied to record highs during August. Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. Low interest rates continue to benefit risky assets such as equities, as investors are forced to accept greater risks in search of satisfactory returns in a low-return environment. U.S. investment-grade and high-yield bonds have benefited from low, and even negative, yields overseas.

Emblematic of the sluggish global growth environment is a pronounced slowdown in the growth of global trade. Despite the slowdown, emerging market equities have held up well, withstanding geopolitical shocks such as an attempted coup in Turkey and the impeachment and removal of the president of Brazil. The U.S. Federal Reserve’s go-slow approach to rate hikes and economic stimulus abroad have helped support markets.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

December 15, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	38.6%
High Yield Corporates	37.5%
U.S. Treasury Securities	5.2%
Emerging Markets Bonds	4.9%
Collateralized Debt Obligations	3.5%
Commercial Mortgage-Backed Securities	2.2%
Floating Rate Loans	1.4%
Mortgage-Backed Securities	0.5%
Asset-Backed Securities	0.3%

Composition including fixed income credit quality (a)(i)
AAA	2.1%
AA	1.9%
A	12.2%
BBB	30.4%
BB	21.0%
B	15.5%
CCC	4.9%
CC (o)	0.0%
C	0.1%
D	0.1%
U.S. Government	3.7%
Federal Agencies	0.5%
Not Rated	1.7%
Non-Fixed Income	0.2%
Cash & Cash Equivalents	7.2%
Other	(1.5)%

Portfolio facts (i)
Average Duration (d)	5.2
Average Effective Maturity (m)	8.0 yrs.

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages reflect exposure to the underlying holdings, including Cash & Cash Equivalents and Other, of the MFS High Yield Pooled Portfolio and not to the exposure from investing directly in the MFS High Yield Pooled Portfolio itself.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of 10/31/16.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2016, Class A shares of the MFS Strategic Income Fund (“fund”) provided a total return of 6.45%, at net asset value. This compares with a return of 4.37% for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (formerly Barclays U.S. Aggregate Bond Index).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. During the second half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge.

During much of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. Headwinds eased somewhat at the end of the period as stabilizing oil prices pushed energy earnings higher relative to expectations. The sharp rise in the US dollar also weighed on earnings early in the period, though the dollar largely stabilized late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and low gasoline prices. Demand for autos reached near-record territory before plateauing late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fund’s greater exposure to “BBB” and “CCC” rated (r) securities and the utility sector, aided performance as these quality segments outperformed during the reporting period.

During the reporting period, the portion of the fund’s return derived from yield, which was greater than that of the benchmark, was another key contributor to relative performance. Conversely, yield curve (y) positioning, particularly the fund’s lesser

Management Review – continued

exposure to shifts in the middle (centered around maturities of 7 years) portion of the curve, held back performance during the reporting period.

Respectfully,

William Adams	Ward Brown	James Calmas	David Cole
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Joshua Marston	Robert Persons	Matt Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/29/87	6.45%	4.22%	5.04%
B	9/07/93	5.84%	3.51%	4.33%
C	9/01/94	5.68%	3.51%	4.35%
I	1/08/97	6.88%	4.51%	5.31%
Comparative benchmark
Bloomberg Barclays U.S. Aggregate Bond Index (f)		4.37%	2.90%	4.64%
Average annual with sales charge
A With Initial Sales Charge (4.25%)		1.92%	3.32%	4.59%
B With CDSC (Declining over six years from 4% to 0%) (v)		1.84%	3.16%	4.33%
C With CDSC (1% for 12 months) (v)		4.68%	3.51%	4.35%

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2016 through October 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/16	Ending Account Value 10/31/16	Expenses Paid During Period (p) 5/01/16-10/31/16
A	Actual	1.05%	$1,000.00	$1,036.99	$5.38
	Hypothetical (h)	1.05%	$1,000.00	$1,019.86	$5.33
B	Actual	1.80%	$1,000.00	$1,034.86	$9.21
	Hypothetical (h)	1.80%	$1,000.00	$1,016.09	$9.12
C	Actual	1.80%	$1,000.00	$1,034.93	$9.21
	Hypothetical (h)	1.80%	$1,000.00	$1,016.09	$9.12
I	Actual	0.80%	$1,000.00	$1,039.87	$4.10
	Hypothetical (h)	0.80%	$1,000.00	$1,021.11	$4.06

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 55.4%
Issuer	Shares/Par	Value ($)
Asset-Backed & Securitized - 6.0%
ARI Fleet Lease Trust, 2016-A, “A2”, 1.82%, 7/15/2024 (n)	$320,000	$320,318
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.124%, 12/28/2040 (z)	315,897	233,887
Cent CLO LP, 2012-16AR, “A1AR”, FRN, 4.086%, 8/01/2024 (z)	1,685,000	1,685,848
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	1,805,893	1,958,759
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.936%, 9/15/2039	408,845	416,851
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.69%, 6/15/2039	1,750,000	1,766,609
Crest Ltd., CDO, 7%, 1/28/2040 (a)(p)	617,192	72,224
Dryden Senior Loan Fund, 2014-31A, “C”, CLO, FRN, 3.732%, 4/18/2026 (z)	1,470,000	1,468,029
Eaton Vance CDO Ltd., 2014-1A, “B”. FRN, 2.93%, 7/15/2026 (z)	1,690,000	1,689,965
Falcon Franchise Loan LLC, FRN, 7.468%, 1/05/2023 (i)(z)	95,347	3,811
Falcon Franchise Loan LLC, FRN, 441.768%, 1/05/2025 (i)(z)	6,342	1,540
First Union-Lehman Brothers Bank of America, FRN, 1.072%, 11/18/2035 (i)	2,063,827	23,094
Fortress Credit BSL Ltd., 2013-1A, “A”, FRN, 2.058%, 1/19/2025 (n)	2,090,846	2,086,334
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.755%, 6/15/2049	1,280,263	1,293,481
Morgan Stanley Capital I Trust, “AM”, FRN, 5.678%, 4/15/2049	1,300,000	1,263,939
Morgan Stanley Capital I, Inc., FRN, 1.478%, 4/28/2039 (i)(z)	1,137,950	7,920
Race Point CLO Ltd., “C”, FRN, 3.611%, 2/20/2025 (n)	1,662,827	1,662,763
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/2032 (n)	438,048	438,649
Voya CLO Ltd., FRN, 3.485%, 10/15/2022 (n)	2,078,534	2,078,694

		$18,472,715
Automotive - 3.2%
Daimler Finance North America LLC, 1.875%, 1/11/2018 (n)	$1,257,000	$1,263,222
Ford Motor Credit Co. LLC, FRN, 1.816%, 1/09/2018	1,780,000	1,787,234
General Motors Financial Co., Inc., 2.625%, 7/10/2017	1,636,000	1,649,137
General Motors Financial Co., Inc., 3.45%, 4/10/2022	1,984,000	2,006,120
Hyundai Capital America, 2%, 3/19/2018 (n)	1,175,000	1,179,128
Hyundai Capital America, 2.4%, 10/30/2018 (n)	534,000	540,024
Johnson Controls International PLC, 5.7%, 3/01/2041	1,340,000	1,600,999

		$10,025,864

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Biotechnology - 0.3%
Life Technologies Corp., 6%, 3/01/2020	$960,000	$1,069,587

Broadcasting - 0.1%
SES Global Americas Holdings GP, 2.5%, 3/25/2019 (n)	$410,000	$410,008

Building - 0.9%
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	$1,054,000	$1,102,812
Martin Marietta Materials, Inc., FRN, 1.938%, 6/30/2017	1,310,000	1,312,826
Union Andina de Cementos S.A.A., 5.875%, 10/30/2021 (n)	300,000	311,700

		$2,727,338
Business Services - 0.3%
Fidelity National Information Services, Inc., 2.85%, 10/15/2018	$335,000	$342,628
Tencent Holdings Ltd., 3.375%, 5/02/2019 (n)	200,000	206,890
Tencent Holdings Ltd., 3.8%, 2/11/2025 (n)	200,000	211,447

		$760,965
Cable TV - 1.4%
Charter Communications Holding Co. LLC, 3.579%, 7/23/2020 (n)	$2,000,000	$2,073,718
Cox Communications, Inc., 3.25%, 12/15/2022 (n)	1,138,000	1,139,643
Time Warner Cable, Inc., 8.25%, 4/01/2019	920,000	1,051,823

		$4,265,184
Chemicals - 0.5%
Consolidated Energy Finance S.A., 6.75%, 10/15/2019 (n)	$200,000	$200,000
Dow Chemical Co., 8.55%, 5/15/2019	1,270,000	1,479,790

		$1,679,790
Computer Software - 0.9%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)	$958,000	$1,044,273
Microsoft Corp., 3.125%, 11/03/2025	1,576,000	1,651,295

		$2,695,568
Conglomerates - 0.1%
General Electric Capital Corp., 6%, 8/07/2019	$86,000	$96,565
General Electric Capital Corp., 5.5%, 1/08/2020	204,000	227,966

		$324,531
Construction - 0.0%
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)	$433,000	$80,538

Consumer Products - 0.7%
Newell Rubbermaid, Inc., 2.875%, 12/01/2019	$490,000	$502,134
Newell Rubbermaid, Inc., 4.2%, 4/01/2026	724,000	782,291

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Products - continued
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	$921,000	$976,198

		$2,260,623
Consumer Services - 0.2%
Experian Finance PLC, 2.375%, 6/15/2017 (n)	$353,000	$354,935
Grupo Posadas S.A.B. de C.V., 7.875%, 6/30/2022 (n)	200,000	207,100

		$562,035
Defense Electronics - 0.1%
BAE Systems Holdings, Inc., 6.375%, 6/01/2019 (n)	$380,000	$420,966

Electrical Equipment - 0.4%
Arrow Electronics, Inc., 3%, 3/01/2018	$344,000	$348,103
Molex Electronic Technologies LLC, 2.878%, 4/15/2020 (n)	970,000	969,406

		$1,317,509
Emerging Market Quasi-Sovereign - 1.4%
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023 (n)	$218,000	$222,360
CNOOC Finance (2012) Ltd., 3.875%, 5/02/2022 (n)	204,000	216,748
CNPC (HK) Overseas Capital Ltd., 4.5%, 4/28/2021 (n)	494,000	539,360
Comision Federal de Electricidad, 5.75%, 2/14/2042 (n)	639,000	652,496
Korea Gas Corp., 2.25%, 7/25/2017 (n)	700,000	704,398
Pertamina PT, 6%, 5/03/2042 (n)	201,000	211,930
Petrobras Global Finance B.V., 8.375%, 5/23/2021	18,000	19,913
Petroleos Mexicanos, 4.25%, 1/15/2025	640,000	616,000
Petroleos Mexicanos, 6.875%, 8/04/2026 (n)	13,000	14,534
Petroleos Mexicanos, 6.5%, 6/02/2041	292,000	283,824
Sinopec Capital (2013) Ltd., 3.125%, 4/24/2023 (n)	518,000	525,312
Sinopec Group Overseas Development (2012) Ltd., 3.9%, 5/17/2022 (n)	200,000	213,895

		$4,220,770
Emerging Market Sovereign - 0.9%
Federative Republic of Brazil, 4.25%, 1/07/2025	$300,000	$297,000
Republic of Argentina, 7%, 4/17/2017	569,000	579,955
Republic of Hungary, 5.375%, 2/21/2023	724,000	821,595
Republic of Indonesia, 4.875%, 5/05/2021 (n)	200,000	217,508
Republic of Paraguay, 4.625%, 1/25/2023	400,000	417,392
Russian Federation, 4.875%, 9/16/2023	200,000	214,992
Russian Federation, 5.625%, 4/04/2042 (n)	200,000	220,720

		$2,769,162

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - 0.2%
EQT Corp., 4.875%, 11/15/2021	$431,000	$471,355
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)	200,000	192,816

		$664,171
Energy - Integrated - 0.4%
BP Capital Markets PLC, 4.5%, 10/01/2020	$272,000	$297,965
BP Capital Markets PLC, 4.742%, 3/11/2021	760,000	846,156
Pacific Exploration and Production Corp., 5.125%, 3/28/2023 (n)	100,000	19,880
Pacific Rubiales Energy Corp., 7.25%, 12/12/2021 (n)	401,000	80,200

		$1,244,201
Financial Institutions - 1.0%
CIT Group, Inc., 3.875%, 2/19/2019	$940,000	$954,391
GE Capital International Funding Co., 2.342%, 11/15/2020	837,000	853,702
LeasePlan Corp. N.V., 3%, 10/23/2017 (n)	870,000	879,593
LeasePlan Corp. N.V., 2.5%, 5/16/2018 (n)	286,000	288,470

		$2,976,156
Food & Beverages - 4.0%
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/01/2026	$2,514,000	$2,645,387
Anheuser-Busch InBev Worldwide, Inc., 3.3%, 2/01/2023	780,000	814,079
Coca-Cola Bottling Co. Consolidated, 3.8%, 11/25/2025	1,570,000	1,649,373
Grupo Bimbo S.A.B. de C.V., 4.5%, 1/25/2022 (n)	101,000	109,443
Kerry Group Financial Services, 3.2%, 4/09/2023 (n)	1,400,000	1,379,589
Kraft Heinz Foods Co., 6.125%, 8/23/2018	720,000	777,816
Kraft Heinz Foods Co., 3.5%, 7/15/2022	1,190,000	1,253,857
Pernod Ricard S.A., 4.45%, 1/15/2022 (n)	784,000	858,329
SABMiller Holdings, Inc., 3.75%, 1/15/2022 (n)	904,000	973,594
Tyson Foods, Inc., 4.5%, 6/15/2022	448,000	491,270
Wm. Wrigley Jr. Co., 2.4%, 10/21/2018 (n)	343,000	348,115
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)	1,051,000	1,102,776

		$12,403,628
Food & Drug Stores - 0.7%
CVS Health Corp., 3.875%, 7/20/2025	$1,293,000	$1,379,768
Walgreens Boots Alliance, Inc., 3.3%, 11/18/2021	792,000	829,294

		$2,209,062
Insurance - 1.2%
American International Group, Inc., 3.75%, 7/10/2025	$1,461,000	$1,525,195
Principal Financial Group, Inc., 8.875%, 5/15/2019	650,000	763,496
Unum Group, 4%, 3/15/2024	1,384,000	1,407,435

		$3,696,126

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - Health - 1.0%
Aetna, Inc., 3.2%, 6/15/2026	$1,540,000	$1,545,427
UnitedHealth Group, Inc., 3.75%, 7/15/2025	1,479,000	1,600,753

		$3,146,180
Insurance - Property & Casualty - 1.7%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	$1,580,000	$1,616,220
AXIS Capital Holdings Ltd., 5.875%, 6/01/2020	370,000	409,001
CNA Financial Corp., 5.875%, 8/15/2020	990,000	1,115,147
Liberty Mutual Group, Inc., 4.95%, 5/01/2022 (n)	757,000	848,524
ZFS Finance USA Trust V, 6.5% to 5/09/2017, FRN to 5/09/2067 (n)	1,095,000	1,102,939

		$5,091,831
Internet - 0.1%
Baidu, Inc., 3.5%, 11/28/2022	$367,000	$381,765

Major Banks - 6.1%
ABN AMRO Bank N.V., 4.25%, 2/02/2017 (n)	$913,000	$919,628
Bank of America Corp., 4.125%, 1/22/2024	1,371,000	1,471,357
Barclays PLC, 3.25%, 1/12/2021	1,546,000	1,564,629
Commonwealth Bank of Australia, 5%, 10/15/2019 (n)	760,000	831,130
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)	299,000	325,536
Goldman Sachs Group, Inc., 5.75%, 1/24/2022	1,213,000	1,402,431
Goldman Sachs Group, Inc., FRN, 1.481%, 5/22/2017	1,000,000	1,001,495
Goldman Sachs Group, Inc., FRN, 1.902%, 10/23/2019	410,000	412,224
ING Bank N.V., 3.75%, 3/07/2017 (n)	1,233,000	1,243,413
ING Bank N.V., 5.8%, 9/25/2023 (n)	1,344,000	1,511,431
JPMorgan Chase & Co., 2.2%, 10/22/2019	1,080,000	1,094,968
JPMorgan Chase & Co., 4.625%, 5/10/2021	870,000	957,710
Merrill Lynch & Co., Inc., 6.4%, 8/28/2017	400,000	416,064
Morgan Stanley, 7.3%, 5/13/2019	250,000	282,683
Morgan Stanley, 5.625%, 9/23/2019	420,000	462,414
Morgan Stanley, 3.7%, 10/23/2024	1,993,000	2,087,701
Royal Bank of Scotland Group PLC, 6%, 12/19/2023	1,611,000	1,662,931
Royal Bank of Scotland Group PLC, 7.5% to 8/10/2020, FRN to 12/29/2049	1,191,000	1,092,743

		$18,740,488
Medical & Health Technology & Services - 0.5%
Becton, Dickinson and Co., 4.685%, 12/15/2044	$793,000	$865,379
Laboratory Corp. of America Holdings, 2.625%, 2/01/2020	640,000	650,605

		$1,515,984
Metals & Mining - 1.1%
Barrick Gold Corp., 4.1%, 5/01/2023	$427,000	$459,016
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/2018	500,000	493,748

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc., 3.1%, 3/15/2020	$810,000	$779,625
Glencore Funding LLC, 2.125%, 4/16/2018 (n)	660,000	660,884
Kinross Gold Corp., 5.95%, 3/15/2024	924,000	970,200

		$3,363,473
Midstream - 2.0%
APT Pipelines Ltd., 4.2%, 3/23/2025 (n)	$1,162,000	$1,199,901
Enterprise Products Partners LP, 6.3%, 9/15/2017	870,000	905,926
Kinder Morgan Energy Partners LP, 6.375%, 3/01/2041	1,070,000	1,158,785
ONEOK Partners LP, 3.2%, 9/15/2018	510,000	523,712
Spectra Energy Capital LLC, 8%, 10/01/2019	679,000	778,372
Williams Cos., Inc., 3.7%, 1/15/2023	279,000	269,933
Williams Cos., Inc., 4.55%, 6/24/2024	1,305,000	1,327,838

		$6,164,467
Mortgage-Backed - 0.5%
Fannie Mae, 5.5%, 7/01/2019 - 11/01/2036	$241,210	$260,253
Fannie Mae, 6.5%, 5/01/2031	32,106	37,735
Fannie Mae, 6%, 11/01/2034 (f)	297,373	344,094
Freddie Mac, 4.224%, 3/25/2020	818,658	887,227

		$1,529,309
Natural Gas - Distribution - 0.2%
GNL Quintero S.A., 4.634%, 7/31/2029 (n)	$462,000	$485,100

Network & Telecom - 2.0%
AT&T, Inc., 2.45%, 6/30/2020	$1,450,000	$1,458,545
Verizon Communications, Inc., 6.1%, 4/15/2018	1,000,000	1,064,720
Verizon Communications, Inc., 5.15%, 9/15/2023	1,439,000	1,646,015
Verizon Communications, Inc., 4.125%, 8/15/2046	1,315,000	1,255,388
Verizon Communications, Inc., FRN, 1.627%, 6/17/2019	610,000	615,305

		$6,039,973
Oil Services - 0.0%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/2022 (n)	$450,849	$90,733

Oils - 0.6%
Marathon Petroleum Corp., 3.625%, 9/15/2024	$575,000	$572,803
Valero Energy Corp., 3.4%, 9/15/2026	1,231,000	1,204,819

		$1,777,622
Other Banks & Diversified Financials - 2.6%
Citigroup, Inc., FRN, 2.074%, 8/02/2021	$1,480,000	$1,490,863
Citizens Financial Group, Inc., 4.3%, 12/03/2025	976,000	1,017,861

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
Discover Bank, 3.1%, 6/04/2020	$360,000	$370,552
Groupe BPCE S.A., 12.5% to 9/30/2019, FRN to 8/29/2049 (n)	645,000	814,841
Intesa Sanpaolo S.p.A., 2.375%, 1/13/2017	420,000	420,378
Intesa Sanpaolo S.p.A., 3.875%, 1/16/2018	996,000	1,016,098
Intesa Sanpaolo S.p.A., 5.017%, 6/26/2024 (n)	1,941,000	1,801,211
Lloyds Bank PLC, 5.8%, 1/13/2020 (n)	645,000	717,826
SunTrust Banks, Inc., 3.3%, 5/15/2026	381,000	383,952

		$8,033,582
Pharmaceuticals - 1.7%
Actavis Funding SCS, 4.75%, 3/15/2045	$1,595,000	$1,673,047
Gilead Sciences, Inc., 3.65%, 3/01/2026	1,051,000	1,101,702
Shire Acquisitions Investments Ireland Designated Activity Co., 2.875%, 9/23/2023	1,682,000	1,654,188
Teva Pharmaceutical Industries Ltd., 3.15%, 10/01/2026	880,000	855,832

		$5,284,769
Pollution Control - 0.3%
Republic Services, Inc., 5.25%, 11/15/2021	$730,000	$834,323

Real Estate - Apartment - 0.5%
AvalonBay Communities, Inc., REIT, 2.9%, 10/15/2026	$1,680,000	$1,659,764

Real Estate - Healthcare - 0.4%
HCP, Inc., REIT, 5.375%, 2/01/2021	$806,000	$898,645
Welltower, Inc., REIT, 2.25%, 3/15/2018	312,000	314,749

		$1,213,394
Real Estate - Office - 0.4%
Boston Properties LP, REIT, 3.7%, 11/15/2018	$420,000	$435,837
Vornado Realty LP, REIT, 2.5%, 6/30/2019	664,000	672,312

		$1,108,149
Real Estate - Retail - 0.6%
Kimco Realty Corp., REIT, 6.875%, 10/01/2019	$191,000	$218,175
Kimco Realty Corp., REIT, 2.8%, 10/01/2026	606,000	592,258
Realty Income Corp., REIT, 3%, 1/15/2027	1,179,000	1,158,562

		$1,968,995
Supranational - 0.8%
Banco Latinoamericano de Comercio Exterior S.A., 3.25%, 5/07/2020 (n)	$1,000,000	$1,017,500
Corporacion Andina de Fomento, 4.375%, 6/15/2022	1,290,000	1,415,711

		$2,433,211

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - 0.4%
Digicel Group Ltd., 6%, 4/15/2021 (n)	$316,000	$282,725
SBA Tower Trust, 2.898%, 10/15/2044 (n)	1,061,000	1,079,163

		$1,361,888
Tobacco - 1.6%
Altria Group, Inc., 9.25%, 8/06/2019	$231,000	$278,532
Imperial Tobacco Finance PLC, 3.75%, 7/21/2022 (n)	959,000	1,011,714
Reynolds American, Inc., 8.125%, 6/23/2019	640,000	744,221
Reynolds American, Inc., 6.875%, 5/01/2020	480,000	557,907
Reynolds American, Inc., 5.85%, 8/15/2045	2,000,000	2,486,612

		$5,078,986
U.S. Treasury Obligations - 3.7%
U.S. Treasury Bonds, 2.5%, 2/15/2045	$11,570,000	$11,368,427

Utilities - Electric Power - 1.7%
Dominion Resources, Inc., 3.9%, 10/01/2025	$840,000	$895,545
EDP Finance B.V., 4.9%, 10/01/2019 (n)	296,000	313,313
EDP Finance B.V., 5.25%, 1/14/2021 (n)	554,000	595,705
Enel Finance International S.A., 6.25%, 9/15/2017 (n)	920,000	957,223
Enersis Americas S.A., 4%, 10/25/2026	22,000	21,969
Exelon Generation Co. LLC, 5.2%, 10/01/2019	360,000	393,729
Exelon Generation Co. LLC, 4.25%, 6/15/2022	814,000	866,436
Oncor Electric Delivery Co., 4.1%, 6/01/2022	922,000	1,010,300
Waterford 3 Funding Corp., 8.09%, 1/02/2017	186,886	186,886

		$5,241,106
Total Bonds (Identified Cost, $166,184,985)		$171,170,016

Underlying Affiliated Funds - 38.1%
MFS High Yield Pooled Portfolio (v) (Identified Cost, $123,729,434)	12,812,010	$117,742,372

Money Market Funds - 6.2%
MFS Institutional Money Market Portfolio, 0.44% (v) (Identified Cost, $19,189,556)	19,189,556	$19,189,556
Total Investments (Identified Cost, $309,103,975)		$308,101,944

Other Assets, Less Liabilities - 0.3%		1,037,087
Net Assets - 100.0%		$309,139,031

Portfolio of Investments – continued

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $45,958,460, representing 14.9% of net assets.
(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash. During the period, no interest income was received in additional securities and/or cash.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.124%, 12/28/2040	3/01/06	$315,897	$233,887
Cent CLO LP, 2012-16AR, “A1AR”, FRN, 4.086%, 8/01/2024	5/04/16	1,685,000	1,685,848
Dryden Senior Loan Fund, 2014-31A, “C”, CLO, FRN, 3.732%, 4/18/2026	1/29/16	1,381,840	1,468,029
Eaton Vance CDO Ltd., 2014-1A, “B”. FRN, 2.93%, 7/15/2026	7/21/16	1,675,556	1,689,965
Falcon Franchise Loan LLC, FRN, 7.468%, 1/05/2023	1/18/02	6,459	3,811
Falcon Franchise Loan LLC, FRN, 441.768%, 1/05/2025	1/29/03	603	1,540
Morgan Stanley Capital I, Inc., FRN, 1.478%, 4/28/2039	7/20/04	128,178	7,920
Total Restricted Securities			$5,091,000
% of Net assets			1.6%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Portfolio of Investments – continued

Derivative Contracts at 10/31/16

Futures Contracts at 10/31/16

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	64	$8,296,000	December - 2016	$103,778

Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Long)	USD	85	$13,831,094	December - 2016	$(686,289)

At October 31, 2016, the fund had liquid securities with an aggregate value of $294,783 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $166,184,985)	$171,170,016
Underlying affiliated funds, at value (identified cost, $142,918,990)	136,931,928
Total investments, at value (identified cost, $309,103,975)	$308,101,944
Receivables for
Daily variation margin on open futures contracts	40,166
Investments sold	195,972
Fund shares sold	904,601
Interest	1,476,335
Other assets	2
Total assets	$310,719,020
Liabilities
Payables for
Distributions	$76,071
Investments purchased	12,773
Fund shares reacquired	1,253,845
Payable to affiliates
Investment adviser	11,933
Shareholder servicing costs	98,678
Distribution and service fees	12,690
Payable for independent Trustees’ compensation	7,054
Accrued expenses and other liabilities	106,945
Total liabilities	$1,579,989
Net assets	$309,139,031
Net assets consist of
Paid-in capital	$316,861,189
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(1,584,542)
Accumulated net realized gain (loss) on investments and foreign currency	(5,633,124)
Accumulated distributions in excess of net investment income	(504,492)
Net assets	$309,139,031
Shares of beneficial interest outstanding	47,050,146

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$212,430,937	32,273,464	$6.58
Class B	24,052,052	3,677,875	6.54
Class C	38,836,112	5,955,617	6.52
Class I	33,819,930	5,143,190	6.58

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $6.87 [100 / 95.75 x $6.58]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$6,928,411
Dividends from underlying affiliated funds	7,250,116
Total investment income	$14,178,527
Expenses
Management fee	$1,846,313
Distribution and service fees	1,193,461
Shareholder servicing costs	418,047
Administrative services fee	56,203
Independent Trustees’ compensation	11,358
Custodian fee	48,546
Shareholder communications	37,770
Audit and tax fees	64,640
Legal fees	13,756
Miscellaneous	100,390
Total expenses	$3,790,484
Fees paid indirectly	(181)
Reduction of expenses by investment adviser and distributor	(207,177)
Net expenses	$3,583,126
Net investment income	$10,595,401
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$1,383,897
Underlying affiliated funds	437,706
Futures contracts	1,156,787
Foreign currency	501,827
Net realized gain (loss) on investments and foreign currency	$3,480,217
Change in unrealized appreciation (depreciation)
Investments	$5,410,354
Futures contracts	(530,507)
Translation of assets and liabilities in foreign currencies	(499,253)
Net unrealized gain (loss) on investments and foreign currency translation	$4,380,594
Net realized and unrealized gain (loss) on investments and foreign currency	$7,860,811
Change in net assets from operations	$18,456,212

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2016	2015
Change in net assets
From operations
Net investment income	$10,595,401	$10,463,329
Net realized gain (loss) on investments and foreign currency	3,480,217	337,686
Net unrealized gain (loss) on investments and foreign currency translation	4,380,594	(13,838,179)
Change in net assets from operations	$18,456,212	$(3,037,164)
Distributions declared to shareholders
From net investment income	$(10,473,998)	$(11,453,493)
From tax return of capital	—	(294,024)
Total distributions declared to shareholders	$(10,473,998)	$(11,747,517)
Change in net assets from fund share transactions	$(985,959)	$(16,407,848)
Total change in net assets	$6,996,255	$(31,192,529)
Net assets
At beginning of period	302,142,776	333,335,305
At end of period (including accumulated distributions in excess of net investment income of $504,492 and $1,402,561, respectively)	$309,139,031	$302,142,776

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2016		2015	2014		2013	2012
Net asset value, beginning of period	$6.41		$6.71	$6.74		$6.92	$6.60
Income (loss) from investment operations
Net investment income (d)	$0.24		$0.23	$0.26		$0.27	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	0.16		(0.28)	(0.00	)(w)	(0.15)	0.35
Total from investment operations	$0.40		$(0.05)	$0.26		$0.12	$0.64
Less distributions declared to shareholders
From net investment income	$(0.23)		$(0.24)	$(0.29)		$(0.30)	$(0.32)
From tax return of capital	—		(0.01)	—		—	—
Total distributions declared to shareholders	$(0.23)		$(0.25)	$(0.29)		$(0.30)	$(0.32)
Net asset value, end of period (x)	$6.58		$6.41	$6.71		$6.74	$6.92
Total return (%) (r)(s)(t)(x)	6.45		(0.72)	3.88		1.85	9.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	(h)	1.15 (h)	1.14	(h)	1.15 (h)	1.18
Expenses after expense reductions (f)	1.05	(h)	1.05 (h)	1.05	(h)	1.05 (h)	1.05
Net investment income	3.68		3.44	3.84		3.95	4.38
Portfolio turnover	21		29	22		34	42
Net assets at end of period (000 omitted)	$212,431		$215,070	$229,895		$218,674	$222,166

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2016		2015	2014		2013	2012
Net asset value, beginning of period	$6.36		$6.66	$6.69		$6.86	$6.54
Income (loss) from investment operations
Net investment income (d)	$0.19		$0.18	$0.21		$0.22	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.17		(0.28)	(0.00	)(w)	(0.14)	0.35
Total from investment operations	$0.36		$(0.10)	$0.21		$0.08	$0.59
Less distributions declared to shareholders
From net investment income	$(0.18)		$(0.19)	$(0.24)		$(0.25)	$(0.27)
From tax return of capital	—		(0.01)	—		—	—
Total distributions declared to shareholders	$(0.18)		$(0.20)	$(0.24)		$(0.25)	$(0.27)
Net asset value, end of period (x)	$6.54		$6.36	$6.66		$6.69	$6.86
Total return (%) (r)(s)(t)(x)	5.84		(1.50)	3.10		1.22	9.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	(h)	1.91 (h)	1.89	(h)	1.91 (h)	1.94
Expenses after expense reductions (f)	1.80	(h)	1.80 (h)	1.80	(h)	1.80 (h)	1.80
Net investment income	2.96		2.73	3.13		3.24	3.66
Portfolio turnover	21		29	22		34	42
Net assets at end of period (000 omitted)	$24,052		$28,420	$35,650		$37,673	$39,238

Class C	Years ended 10/31
	2016		2015	2014		2013	2012
Net asset value, beginning of period	$6.35		$6.64	$6.67		$6.84	$6.52
Income (loss) from investment operations
Net investment income (d)	$0.19		$0.18	$0.21		$0.22	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.16		(0.27)	(0.01)		(0.14)	0.35
Total from investment operations	$0.35		$(0.09)	$0.20		$0.08	$0.59
Less distributions declared to shareholders
From net investment income	$(0.18)		$(0.19)	$(0.23)		$(0.25)	$(0.27)
From tax return of capital	—		(0.01)	—		—	—
Total distributions declared to shareholders	$(0.18)		$(0.20)	$(0.23)		$(0.25)	$(0.27)
Net asset value, end of period (x)	$6.52		$6.35	$6.64		$6.67	$6.84
Total return (%) (r)(s)(t)(x)	5.68		(1.36)	3.10		1.21	9.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	(h)	1.91 (h)	1.89	(h)	1.91 (h)	1.94
Expenses after expense reductions (f)	1.80	(h)	1.80 (h)	1.80	(h)	1.80 (h)	1.80
Net investment income	2.97		2.74	3.14		3.26	3.68
Portfolio turnover	21		29	22		34	42
Net assets at end of period (000 omitted)	$38,836		$43,826	$51,719		$49,910	$54,671

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$6.40		$6.71	$6.74	$6.91	$6.59
Income (loss) from investment operations
Net investment income (d)	$0.25		$0.24	$0.28	$0.29	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	0.18		(0.28)	(0.01)	(0.14)	0.35
Total from investment operations	$0.43		$(0.04)	$0.27	$0.15	$0.66
Less distributions declared to shareholders
From net investment income	$(0.25)		$(0.26)	$(0.30)	$(0.32)	$(0.34)
From tax return of capital	—		(0.01)	—	—	—
Total distributions declared to shareholders	$(0.25)		$(0.27)	$(0.30)	$(0.32)	$(0.34)
Net asset value, end of period (x)	$6.58		$6.40	$6.71	$6.74	$6.91
Total return (%) (r)(s)(x)	6.88		(0.63)	4.14	2.25	10.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	(h)	0.90 (h)	0.89 (h)	0.90 (h)	0.93
Expenses after expense reductions (f)	0.80	(h)	0.80 (h)	0.80 (h)	0.80 (h)	0.80
Net investment income	3.86		3.68	4.07	4.21	4.61
Portfolio turnover	21		29	22	34	42
Net assets at end of period (000 omitted)	$33,820		$14,826	$16,072	$11,636	$11,387

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Strategic Income Fund (the fund) is a diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current

Notes to Financial Statements – continued

financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of

Notes to Financial Statements – continued

derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of October 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$11,368,427	$—	$11,368,427
Non-U.S. Sovereign Debt	—	9,423,142	—	9,423,142
U.S. Corporate Bonds	—	93,161,195	—	93,161,195
Residential Mortgage-Backed Securities	—	1,529,310	—	1,529,310
Commercial Mortgage-Backed Securities	—	6,736,004	—	6,736,004
Asset-Backed Securities (including CDOs)	—	11,736,711	—	11,736,711
Foreign Bonds	—	37,215,227	—	37,215,227
Mutual Funds	136,931,928	—	—	136,931,928
Total Investments	$136,931,928	$171,170,016	$—	$308,101,944

Other Financial Instruments
Futures Contracts	$(582,511)	$—	$—	$(582,511)

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio’s shareholder report for further information regarding the levels used in valuing its assets or liabilities.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$103,778	$(686,289)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$1,156,787	$—
Foreign Exchange	—	438,300
Total	$1,156,787	$438,300

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(530,507)	$—
Foreign Exchange	—	(435,746)
Total	$(530,507)	$(435,746)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage

Notes to Financial Statements – continued

of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty

Notes to Financial Statements – continued

does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net

Notes to Financial Statements – continued

asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/16	10/31/15
Ordinary income (including any short-term capital gains) (a)	$10,473,998	$11,453,493
Tax return of capital (b)	—	294,024
Total distributions	$10,473,998	$11,747,517

(a)	Included in the fund’s distributions from ordinary income for the year ended October 31, 2015 is $1,217,910 in excess of investment company taxable income, which in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.
(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/16
Cost of investments	$310,478,641
Gross appreciation	7,175,027
Gross depreciation	(9,551,724)
Net unrealized appreciation (depreciation)	$(2,376,697)
Undistributed ordinary income	483,070
Capital loss carryforwards	(4,838,420)
Other temporary differences	(990,111)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after October 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

10/31/17	$(4,838,420)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s

Notes to Financial Statements – continued

income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From tax return of capital
	Year ended 10/31/16	Year ended 10/31/15	Year ended 10/31/16	Year ended 10/31/15
Class A	$7,724,650	$8,401,771	$—	$215,684
Class B	733,940	980,535	—	25,171
Class C	1,187,510	1,464,657	—	37,599
Class I	827,898	606,530	—	15,570
Total	$10,473,998	$11,453,493	$—	$294,024

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from November 1, 2015 through February 25, 2016, the management fee was computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets. The investment adviser had agreed in writing to reduce its management fee to 0.60% of average daily net assets. This written agreement terminated on February 25, 2016. For the period from November 1, 2015 through February 25, 2016, this management fee reduction amounted to $46,490, which is included in the reduction of total expenses in the Statement of Operations. Effective February 26, 2016, the management fee is computed daily and paid monthly at an annual rate of 0.60% of average daily net assets up to $1 billion, 0.55% of average daily net assets in excess of $1 billion up to $2.5 billion, and 0.50% of average daily net assets in excess of $2.5 billion. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2016, this management fee reduction amounted to $21,398, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2016 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I
1.05%	1.80%	1.80%	0.80%

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2018. For the year ended October 31, 2016, this reduction amounted to $128,679, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $20,230 for the year ended October 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$530,476
Class B	0.75%	0.25%	1.00%	1.00%	253,249
Class C	0.75%	0.25%	1.00%	1.00%	409,736
Total Distribution and Service Fees					$1,193,461

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2016, this rebate amounted to $10,591, $8, and $11 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2016, were as follows:

Amount
Class A	$1,992
Class B	56,752
Class C	3,254

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing

Notes to Financial Statements – continued

agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2016, the fee was $106,782, which equated to 0.0356% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $311,265.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2016 was equivalent to an annual effective rate of 0.0187% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $721 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $5,710 at October 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2016, the fee paid by the fund under this agreement was $641 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

Notes to Financial Statements – continued

The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. The High Yield Pooled Portfolio does not pay a management fee to MFS or distribution and/or service fee to MFD.

On March 16, 2016, MFS redeemed 595 shares of Class I for an aggregate amount of $3,749.

(4) Portfolio Securities

For the year ended October 31, 2016, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,074,017	$207,845
Investments (non-U.S. Government securities)	$65,083,183	$58,043,127

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/16		Year ended 10/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	5,261,980	$33,683,197	4,676,005	$30,739,957
Class B	261,028	1,662,805	397,620	2,598,487
Class C	820,144	5,212,120	996,375	6,488,155
Class I	4,989,194	32,515,430	1,268,979	8,359,337
	11,332,346	$73,073,552	7,338,979	$48,185,936

Shares issued to shareholders in reinvestment of distributions
Class A	1,134,414	$7,302,074	1,235,228	$8,097,198
Class B	96,744	618,092	131,394	855,972
Class C	162,379	1,034,815	202,325	1,313,528
Class I	89,862	583,295	72,112	473,061
	1,483,399	$9,538,276	1,641,059	$10,739,759

Shares reacquired
Class A	(7,688,442)	$(49,365,491)	(6,605,764)	$(43,303,456)
Class B	(1,145,451)	(7,266,767)	(1,414,327)	(9,195,862)
Class C	(1,933,782)	(12,311,880)	(2,078,597)	(13,471,619)
Class I	(2,251,436)	(14,653,649)	(1,421,789)	(9,362,606)
	(13,019,111)	$(83,597,787)	(11,520,477)	$(75,333,543)

Notes to Financial Statements – continued

	Year ended 10/31/16		Year ended 10/31/15
	Shares	Amount	Shares	Amount
Net change
Class A	(1,292,048)	$(8,380,220)	(694,531)	$(4,466,301)
Class B	(787,679)	(4,985,870)	(885,313)	(5,741,403)
Class C	(951,259)	(6,064,945)	(879,897)	(5,669,936)
Class I	2,827,620	18,445,076	(80,698)	(530,208)
	(203,366)	$(985,959)	(2,540,439)	$(16,407,848)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2016, the fund’s commitment fee and interest expense were $1,594 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS High Yield Pooled Portfolio	11,399,937	2,811,244	(1,399,171)	12,812,010
MFS Institutional Money Market Portfolio	272,052	94,559,514	(75,642,010)	19,189,556

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS High Yield Pooled Portfolio	$437,585	$—	$7,201,771	$117,742,372
MFS Institutional Money Market Portfolio	121	—	48,345	19,189,556
Total	$437,706	$—	$7,250,116	$136,931,928

(8) Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation

Notes to Financial Statements – continued

Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $570,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VIII and Shareholders of MFS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Strategic Income Fund (the Fund) (one of the series constituting the MFS Series Trust VIII) as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Fund (one of the series constituting the MFS Series Trust VIII) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 19, 2016

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 75)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 1, 2016, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
William Adams Ward Brown James Calmas David Cole Joshua Marston Robert Persons Matt Ryan

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS had agreed to amend the Fund’s advisory fee rate schedule to reduce the advisory fee rate on the first $1 billion and to add contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion, effective February 26, 2016. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates

Board Review of Investment Advisory Agreement – continued

under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Butler, Kavanaugh and Uek and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2016 and 2015, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2016	2015
Fees billed by Deloitte:
MFS Global Growth Fund	57,567	57,567

	Audit Fees
	2016	2015
Fees billed by E&Y:
MFS Strategic Income Fund	53,494	53,494

For the fiscal years ended October 31, 2016 and 2015, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS Global Growth Fund	0	0	6,092	6,092	0	422

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Global Growth Fund *	0	628,289	0	0	5,000	5,000

	Aggregate Fees for Non-audit Services
	2016	2015
Fees Billed by Deloitte:
To MFS Global Growth Fund, MFS and MFS Related Entities#	76,370	639,803

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS Strategic Income Fund	0	0	10,018	9,984	1,105	1,016

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Strategic Income Fund *	1,612,499	920,675	0	0	116,023	99,446

	Aggregate Fees for Non-audit Services
	2016	2015
Fees Billed by E&Y:
To Strategic Income Fund, MFS and MFS Related Entities#	1,865,245	1,282,121

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#

This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VIII

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: December 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: December 19, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 19, 2016

*	Print name and title of each signing officer under his or her signature.